GOING CONCERN	12 Months Ended
Dec. 31, 2018
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GOING CONCERN

2.  GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States, which contemplate the continuation of the Company as a going concern.

Through December 31, 2018, we have incurred an accumulated deficit of $12,577,458, primarily as a result of expenses incurred through a combination of development and commercialization activities related to our products and general and administrative expenses supporting those activities, as well as a net loss of $5,588,334 and negative operating cash flows. Our total cash and cash equivalents balance as of December 31, 2018 was $11,222. At December 31, 2018, we had working capital deficit of $4,007,785, of which $2,971,652 relates to convertible notes convertible into common shares subsequent to the year ended December 31, 2018. We anticipate that we will continue to incur losses and negative cash flows from operations, and that such losses will increase over the next several years due to development costs associated with our MegaTeam and Ninja Reflex products, until our products reach commercial profitability. As a result of these expected losses and negative cash flows from operations, along with our current cash position, we may not have sufficient resources to fund operations through the third quarter of 2019. Therefore, there is substantial doubt about our ability to continue as a going concern.